UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2021

Kismet Acquisition One Corp
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39428	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

850 Library Avenue, Suite 204
Newark, Delaware	19715
(Address of principal executive offices)	(Zip Code)

(302) 738-6680
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one-half of one Warrant	KSMTU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	KSMT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	KSMTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by Kismet Acquisition One Corp (“Kismet”) on Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 1, 2021 and July 19, 2021, Kismet is a party to a Business Combination Agreement, dated January 31, 2021 (as previously amended and as may be further amended from time to time, the “Business Combination Agreement”), with Nexters Global Ltd. (the “Company”), Nexters Inc. (“Pubco”), Kismet Sponsor Limited, solely in its capacity as the Purchaser Representative, Fantina Holdings Limited, solely in its capacity as the Company Shareholders Representative, and the shareholders of the Company party thereto, pursuant to which, among other things, (i) Kismet agreed to combine with the Company in a business combination whereby Kismet will merge with and into Pubco (the “Merger”), and (ii) Pubco will acquire all shares of the Company, making the Company a direct wholly-owned subsidiary of Pubco (the “Share Acquisition” and, collectively with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”).

Amendment No. 2 to Business Combination Agreement

On August 11, 2021, Kismet and certain of the other relevant parties to the Business Combination Agreement entered into Amendment No. 2 to the Business Combination Agreement (the “Amendment”). The Amendment provides that a certain portion of the Pubco ordinary shares issuable to Everix Investments Limited at the time of closing of the Transactions (the “Everix Deferred Exchange Portion”) will be deferred to form a part of the aggregate amount of 20,000,000 Pubco ordinary shares to be allocated on a deferred basis (the “Deferred Exchange Shares”) upon the occurrence of certain market triggers based on the volume weighted average share price of Pubco’s publicly traded shares. Accordingly, the Company’s other shareholders will, at the time of closing of the Transactions, receive a greater pro rata portion of the Pubco ordinary shares, in aggregate equivalent to the Everix Deferred Exchange Portion. The allocation of the Deferred Exchange Shares to be made among the Company’s shareholders, including Everix Investments Limited, upon the fulfilment of the aforementioned market triggers will follow the same pro rata allocation schedule as the allocation of Pubco ordinary shares to be made at the time of closing of the Transactions.

Accordingly, upon consummation of the Transactions, the Company’s largest shareholders, Andrey Fadeev and Boris Gertsovskiy and Everix Investments Limited, will beneficially own an aggregate of approximately 18.1%, 18.1% and 33.8%, respectively, of outstanding Pubco ordinary shares, assuming none of Kismet’s existing public shareholders exercise their redemption rights.

The Amendment has no effect upon the Pubco securities to be allocated to Kismet’s securityholders in connection with the Merger.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Transactions, Pubco has filed a Registration Statement on Form F-4 with the SEC that includes a proxy statement of Kismet that also constitutes a prospectus of Pubco (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus has been mailed to Kismet’s shareholders. Kismet, the Company and Pubco urge investors, shareholders and other interested persons to read the Registration Statement, including the preliminary Proxy Statement/Prospectus, and amendments thereto, and the definitive Proxy Statement/Prospectus, as well as other documents filed with the SEC, because these documents contain or will contain important information about Kismet, the Company, Pubco and the Transactions. Kismet’s shareholders may obtain a copy of such documents, without charge, by directing a request to: Kismet Acquisition One Corp., 850 Library Avenue, Suite 204, Newark, Delaware 19715. These documents can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Kismet, the Company, Pubco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Kismet’s shareholders in connection with the Transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Kismet’s directors and executive officers in the final prospectus from Kismet’s initial public offering, which was filed with the SEC on August 7, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Kismet’s shareholders in connection with the Transactions are set forth in the Proxy Statement/Prospectus for the Transactions. Information concerning the interests of Kismet’s and the Company’s participants in the solicitation, which may, in some cases, be different than those of Kismet’s and the Company’s equity holders generally, are set forth in the Proxy Statement/Prospectus relating to the Transactions.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Kismet, Pubco or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K (including certain of the exhibits hereto) includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements may include, without limitation, statements with respect to (i) the Company’s bookings, performance, strategies, prospects and other aspects of the businesses of the Company or Kismet, or the combined company after completion of the Transactions, (ii) trends in the gaming industry, (iii) the Company’s target cohorts and users and the expected arrangements with them, (iv) the Company’s projected growth opportunities, including relative to its competitors and (v) other statements regarding Kismet’s or the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future.

The forward-looking statements contained or incorporated by reference in this Current Report on Form 8-K are based on Kismet’s and the Company’s current expectations and beliefs concerning future developments and their potential effects on Kismet and the Company. There can be no assurance that future developments affecting Kismet and the Company will be those that Kismet and the Company have anticipated. Forward-looking statements involve a number of risks, uncertainties (some of which are beyond Kismet’s and the Company’s control) or other assumptions. Many factors could cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements in this presentation, including (i) that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of Kismet’s securities, (ii) the risk that the Transactions may not be completed by Kismet’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Kismet, (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Kismet and the satisfaction of the minimum trust account amount following any redemptions by Kismet’s public shareholders, (iv) the lack of a third-party valuation in determining whether or not to pursue the Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the Transactions on the Company’s business relationships, operating results, and business generally, (vii) risks that the Transactions disrupt current plans and operations of the Company, (viii) the outcome of any legal proceedings that may be instituted against the Company or against Kismet related to the Business Combination Agreement or the Transactions, (ix) the ability to maintain the listing of Kismet’s securities on a national securities exchange, (x) changes in the competitive and regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and identify and realize additional opportunities, (xii) the potential inability of the Company to achieve its projected bookings growth and scale its platform, (xiii) the potential inability of the Company to maintain its diversified global revenue stream and cohort relationships, (xiv) the potential inability of the Company to become a consolidator in the gaming industry, (xv) the enforceability of the Company’s intellectual property, (xvi) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which the Company operates, (xvii) the inability to complete the private placement proposed to be consummated in connection with the Transactions, and (xviii) costs related to the Transactions and the failure to realize anticipated benefits of the Transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in the Registration Statement, including the Proxy Statement/Prospectus contained therein. All subsequent written and oral forward-looking statements concerning Kismet, the Company or Pubco, the transactions described herein or other matters and attributable to Kismet, the Company, Pubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Kismet, the Company and Pubco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to Business Combination Agreement, dated as of August 11, 2021, by and among Kismet Acquisition One Corp, Kismet Sponsor Limited, solely in its capacity as the Purchaser Representative, Nexters Inc., Nexters Global Ltd., Fantina Holdings Limited, solely in its capacity as the Company Shareholders Representative and the shareholders of the Company party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KISMET acquisition ONE corp

	By:	/s/ Ivan Tavrin
		Name:	Ivan Tavrin
		Title:	Chairman and Chief Executive Officer

Date: August 12, 2021

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